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                      DEFINITIVE ADDITIONAL PROXY MATERIALS

                      (File Nos. 333-02381 and 811-07589)

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               (Amendment No ___)

Filed by the Registrant                                                     [X]
Filed by a Party other than the Registrant                                  [_]

Check the appropriate box:
[_]     Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[_]     Soliciting Material Pursuant to 240.14a-12

                         The Hartford Mutual Funds, Inc.
               ---------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)     Title of each class of securities to which transaction applies:
        (2)     Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)     Proposed maximum aggregate value of transaction:
        (5)     Total fee paid:

[_]     Fee paid previously by written preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount Previously Paid:
        (2)     Form, Schedule or Registration Statement No.:
        (3)     Filing Party:
        (4)     Date Filed:

MARCH 29, 2006

THE HARTFORD SMALL COMPANY FUND

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                             [FORM OF PHONE SCRIPT]


Hi, my name is ________________ and I am a proxy representative calling on behalf of the Hartford Small Company Fund. Is _______________ available?

WHEN CORRECT SHAREHOLDER COMES ON THE LINE:
            Hi Mr./Ms. ________________ , my name is _____________________ and I am calling from MIS, an ADP company, since you are a shareholder of the Hartford Small Company Fund. Recently you were mailed proxy materials for the upcoming special meeting of shareholders scheduled for Tuesday, May 23, 2006. Have you received this material?

IF THE SHAREHOLDER ANSWERS:
            Hi Mr./Ms. ________________ , I am calling from MIS, an ADP company, because you are a shareholder of the HARTFORD SMALL COMPANY FUND. Recently you were mailed proxy material for the upcoming special meeting of shareholders scheduled for Tuesday, May 23, 2006.

HAVE YOU RECEIVED THIS MATERIAL?

IF NOT RECEIVED:
            I can resend the voting material to you. You should receive it within 3 to 5 business days. Once you receive and review the material, you will have several options to place your vote. You may vote by mail by completing the card, signing and dating it and then mailing it back in the prepaid envelope. You may use the automated phone system. The number is 1-888-221-0697. Or you may vote online at www.proxyweb.com. You may also call us directly at 1-877-333-2297 or if you would like we can schedule a call back for a later date.

IF NO (REGARDING RE-MAILING):
            Mr./Ms. ______________________ may I please verify your mailing address so I may send you another copy of this material?

VERIFY ADDRESS AND MAKE ANY CHANGES.
            The new package will be mailed out in the next 24 hours and you should receive it within 3-5 business days.

            Mr./Ms. __________________ would you like me to schedule a call back in a few days after you have had a chance to review the material? WE WILL GIVE YOU A CALL WITHIN A WEEK ONCE YOU HAVE HAD TIME TO REVIEW THE MATERIAL. THANK YOU FOR YOUR TIME AND HAVE A GREAT DAY/EVENING.

IF RECEIVED:
            Have you had a chance to review the material and are there any questions I can answer for you? (Use proxy statement to answer all questions.)

            If you have no (further) questions, would you like to take this opportunity to place your vote with me now over the phone?

IF SHARES WERE SOLD AFTER MARCH 1, 2006
            Since you were a shareholder on the date of record, which was, March 1, 2006, you are still entitled to cast your vote. If you would like, I can go over the proxy material with you now and assist you in placing your vote.

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IF YES HOUSEHOLD:
          The process will only take a few moments.
          1. I will introduce myself again and give the date and time.
          2. I will then ask your permission to record your vote.
          3. At that point, I will ask you to verify your full name and mailing address, city, state and zip code to confirm ownership of your account.

          May I take your vote now?
          Thank you, for your protection this phone call will be recorded.

          My name is ______________________ from MIS, an ADP company, on behalf of the Hartford Small Company Fund.
          Today's date is ________________ and the time is ________________ E.T.

          Mr./Ms. ________________ do I have your permission to record your vote?

FOR THE RECORD, WOULD YOU PLEASE STATE YOUR FULL NAME AND FULL MAILING ADDRESS?

          The Board of Directors has approved the proposal as set forth in the material you received and recommends a favorable vote for this proposal. Do you wish to support the Board's recommendation for each of your accounts?

IF YES CORPORATE:

THIS PROCESS WILL ONLY TAKE A FEW MOMENTS.
          1. I will introduce myself again and give the date and time.
          2. I will ask your permission to record your vote.
          3. Then I will ask you to verify your full name and your company's full mailing address, city, state, and zip code.
          4. Finally I will ask you to confirm that you are authorized to vote on this account.

MAY I TAKE YOUR VOTE NOW?
          Thank you, for your protection this phone call will be recorded.

          My name is ______________________ from MIS, an ADP company, on behalf of the Hartford Small Company Fund.
          Today is ________________________ and the time is ______________ E.T.

          Mr./Ms. ________________ do I have your permission to record your vote?

FOR THE RECORD, WOULD YOU PLEASE STATE YOUR FULL NAME, THE NAME OF THE COMPANY AND COMPANY MAILING ADDRESS?

ARE YOU AUTHORIZED TO VOTE THESE SHARES?

THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSAL AS SET FORTH IN THE MATERIAL YOU RECEIVED AND RECOMMENDS A FAVORABLE VOTE FOR THIS PROPOSAL. DO YOU WISH TO SUPPORT THE BOARD'S RECOMMENDATION FOR EACH OF YOUR ACCOUNTS?

FOR FAVORABLE VOTE:
          Mr./Ms. _____________________ I have recorded your vote as follows, for all of your Hartford Small Company Fund accounts you are voting the Board's recommendation in favor of the proposal as set forth in the proxy materials you received, is that correct?

FOR NON-FAVORABLE VOTE:

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          Mr./Ms. ______________________ I have recorded your vote as follows, for all of your HARTFORD SMALL COMPANY FUND accounts you are voting against the proposal as set forth in the proxy materials you received, is that correct?

FOR ABSTENTIONS:
          Mr./Ms. _______________________ I have recorded your vote as follows, for all of your HARTFORD SMALL COMPANY FUND accounts you are abstaining on the proposal as set forth in the proxy materials you received, is that correct?

RECORD ALL VOTES AS SHAREHOLDER REQUESTS AND CONFIRM BY READING BACK THEIR CHOICES.
          Within the next 72 hours we will mail you a written confirmation of your vote. If we have not recorded your information correctly or if you wish to change your vote, please call 1-877-333-2297 to let us know. Also, please be aware that your vote cannot be changed with us by phone after 9:00 PM ET, May 22, 2006. Thank you very much for your participation and have a great day/evening.

IF NOT INTERESTED:
          Sorry for the inconvenience today. Please be aware that as a shareholder, your vote is important. Please fill out your proxy card at your earliest convenience, sign it, date it and mail it back in the prepaid envelope. If you would rather not do that, you can always vote over the phone with an automated system at 1-888-221-0697 or on the Internet at www.proxyweb.com. The only thing you will need is the control number on your proxy card, which is the shaded number on your proxy card. Thank you again for your time today, and have a wonderful day/evening.

IF YES:
          Thank you very much Sir/Madam, we will give you a call back at your convenience on ________________ at ________________ o'clock your time.
          Should you have any further questions prior to our call back, please feel free to call MIS, an ADP company at 1-877-333-2297. Thank you for your time and have a great day/evening.

IF NO:
          Sorry for the inconvenience today, but we would like to ensure you, that as a shareholder, your vote is important. Please vote your shares by filling out the proxy card, signing and dating it or if you would like to vote by phone, you may do so by calling us at 1-877-333-2297 or an automated system at 1-888-221-0697. You can also go on the Internet and vote there at www.proxyweb.com. Please understand that you have the opportunity to vote on this important proposal. Thank you for your time and participation today and have a good day/evening.

                           ANSWERING MACHINE MESSAGE:

          Hello, my name is ___________________ and I am a proxy representative for MIS, an ADP company, on behalf of the Hartford Small Company Fund, of which you are a shareholder. You should have received material in the mail recently concerning the Special meeting of Shareholders to be held on Tuesday, May 23, 2006.

          Your vote is very important. You can provide your vote quickly and easily by touchtone phone, Internet or by mail. Your proxy card has all of the details or you may call us toll free at 1-877-333-2297 to answer any questions you may have and also to cast your vote

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            directly over the phone. If you have your proxy card you can also vote on the internet by going to www.proxyweb.com using the control number located on your proxy card.

            Thank you in advance for your time and have a great day/evening.

                           INBOUND - CLOSED RECORDING

            Thank you for calling the Hartford Small Company Fund shareholder meeting line. Our offices are now closed. Please call us back during our normal business hours - which are, Monday through Friday, 9:30AM
            - 9:00PM and Saturday 10:00AM - 6:00PM ET. Thank you and have a nice day.

                         INBOUND - CALL IN QUEUE MESSAGE

            Thank you for calling the Hartford Small Company Fund shareholder meeting line. All of our representatives are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

                             END OF CAMPAIGN MESSAGE

            "Thank you for calling the Hartford Small Company Fund shareholder meeting line. The Shareholder meeting scheduled for May 23rd, 2006 was held successfully and all proposals were passed favorably. As a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your Hartford Small Company Fund, please contact your Financial Advisor or call 1-888-843-7824. Thank you for investing with the Hartford Small Company Fund."


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